UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Intermediate Bond Fund of America

[photo of a ruler and divider calipers on top of a set of building plans]

Changes to the fund:
Adding another dimension

Annual report for the year ended August 31, 2006

Intermediate Bond Fund of America® seeks to earn current income, consistent with preservation of capital, by investing primarily in a portfolio of fixed-income securities with an average effective maturity of no more than five years and with quality ratings of A or better.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders	1
The value of a long-term perspective	3
Feature article — Changes to the fund:
Adding another dimension	4
Summary investment portfolio	8
Financial statements	12
Trustees and officers	27
The American Funds family	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2006 (the most recent calendar quarter):

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	-0.41%	+2.41%	+4.62%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 21 and 22 for details.

The fund’s 30-day yield for Class A shares as of September 30, 2006, calculated in accordance with the Securities and Exchange Commission formula, was 4.46%, which reflects a fee waiver (4.44% without the fee waiver.) The fund’s distribution rate for Class A shares as of that date was 4.43% (4.40% without the fee waiver). Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26. Please see the inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

Fellow shareholders:

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The continued rise in short-term interest rates inhibited bond market returns over the past fiscal year. Shareholders nonetheless benefited from the steady income that Intermediate Bond Fund of America produced.

For the 12 months ended August 31, 2006, shareholders earned monthly dividends that totaled about 53 cents a share. This represents an income return of 3.96% for those who reinvested them. Shareholders who took dividends in cash recorded an income return of 3.89% and saw the value of their shares slip 24 cents each.

The fund’s total return (the income return plus any change in share price) for the fiscal year amounted to 2.2%. This was comparable to the unmanaged Lehman Brothers Government/Credit 1-7 Years ex. BBB Index, which tallied a 2.4% return. (Index returns do not include expenses.) Additionally, the fund’s return bettered its peer group average of 1.8% as measured by the Lipper Short-Intermediate Investment-Grade Debt Funds Average.

Bond market overview

Interest rates trended higher during most of the fiscal year, nudged by the steady increases of the Federal Reserve. Since June 2004, the Fed has gradually tightened monetary policy by raising short-term rates at a measured pace. Altogether, the Fed has raised the federal funds target rate 17 times, a quarter point each, bringing it to 5.25% by the close of the fiscal year. Importantly, at the 2006 August and September meetings, the Fed paused in its tightening and left rates unchanged. Nonetheless, the Fed maintained a bias toward raising rates dependent on the outlook for inflation over the near term.

Inflation became a concern for the Fed and investors during the latter half of the fiscal year. Though still moderate by historical standards, the recent pace of inflation has exceeded the Fed’s comfort level of about 2.0% for core CPI (the Consumer Price Index less the volatile components of food and energy prices). If inflation measures continue to exceed the government’s expectations, then additional rate increases may be in store.

[Begin Sidebar]
Results at a glance

Average annual total returns for periods ended August 31, 2006, with dividends reinvested

	1 year	5 years	10 years	Lifetime*

Intermediate Bond Fund of America	+2.20%	+3.26%	+5.06%	+6.03%
Lehman Brothers Government/Credit
1-7 years ex. BBB Index†	+2.41	+4.01	+5.66	+6.59
Lipper Short-Intermediate Investment-Grade
Debt Funds Average	+1.75	+3.56	+5.22	+6.30

*Since February 19, 1988.
† The index is unmanaged and does not reflect sales charges, commissions or expenses, and holds bonds with a longer average maturity than the fund.
[End Sidebar]

The Fed rate increases and emerging concerns about inflation served to push bond yields higher (and prices lower) across the maturity spectrum. Though the market rallied late in the fiscal year, yields for all bond maturities were nonetheless higher at the end of the fiscal year than they were at the start.

With respect to the various sectors of the market in which the fund invests, mortgage-backed bonds posted some of the best returns for the fiscal year and helped the fund post good relative results. Corporate bonds delivered mixed results, in general. However, our research analysts identified pockets of strength — primarily among financial institutions — that bolstered results for the year. Bond maturities also made a difference, with short-term bonds posting higher returns than long-term bonds.

How the fund responded

Since the Fed began raising rates in 2004, the fund’s portfolio counselors have generally adopted a more defensive investment posture in an effort to help preserve shareholder principal. One example of this has been a shorter average maturity structure for the portfolio. During most of the past two years, the fund’s average maturity has generally remained between 3.0 and 3.5 years.

During the latter half of the recent fiscal year, however, the portfolio counselors began to gradually extend the average maturity in response to moderating economic growth and to take advantage of higher bond yields. Signs of moderating growth led the counselors to believe that the Fed might be nearing the end of its rate increases.

These maturity adjustments to the portfolio proved beneficial to shareholders, helping to protect against losses during the first half of the year, yet positioning the fund to participate in the rally that began in the final two months.

Security selection also helped the fund post above-average results. In addition to the financial institutions previously mentioned, our research analysts identified attractive opportunities in mortgage-backed bonds. Portfolio counselors consequently increased the fund’s exposure to mortgage-backed securities, bringing the combined total (collateralized, federal agency and commercial issues) to 28.7% by year-end from 19.2% last year. Weightings in other security types were slightly lower as a result. The pie chart atop page 8 provides a snapshot of security weightings by type at fiscal year-end.

Looking ahead

The bond rally that marked the final two months of the fiscal year anticipated the pause in the Fed rate increases and was fueled by softer economic data and declining commodity prices. This trend continued into September, providing a welcome lift for the bond market generally. Whether the Fed will resume its tightening in the months ahead or remain on the sidelines will likely depend on prospects for inflation and the further moderation of economic growth.

Intermediate Bond Fund of America has always taken a cautious approach to bond investing and will continue to do so in light of developing market conditions. The fund has also taken measures to modify its investment guidelines so that shareholders might gain greater access to the full range of investment-grade opportunities. Our feature article, “Changes to the Fund: Adding another dimension,” beginning on page 4, provides a detailed discussion of the investment changes and the potential benefits. We encourage you to read the article, and hope that you share our enthusiasm for the fund’s prospects.

We are honored to be part of your investment portfolio and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Vice Chairman

/s/ John H. Smet
John H. Smet
President

October 9, 2006

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2006, with dividends reinvested)

Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus the net amount invested was $9,625.2

[begin mountain chart]

Year ended August 31	Intermediate Bond Fund of America	Lehman Brothers Gvt/Credit 1-7 Years ex. BBB Index[3]	Lipper Short-Intermediate Investment-Grade Debt Funds Average[4]	Consumer Price Index[5]

2/19/1988	$9,625	$10,000	$10,000	$10,000
8/31/1988	9,719	10,077	10,030	10,259
8/31/1989	10,589	11,128	11,067	10,741
8/31/1990	11,270	12,082	11,836	11,345
8/31/1991	12,592	13,575	13,271	11,776
8/31/1992	14,202	15,258	14,940	12,147
8/31/1993	15,617	16,478	16,431	12,483
8/31/1994	15,338	16,538	16,217	12,845
8/31/1995	16,611	17,956	17,610	13,181
8/31/1996	17,379	18,811	18,334	13,560
8/31/1997	18,739	20,292	19,779	13,862
8/31/1998	20,178	21,998	21,352	14,086
8/31/1999	20,491	22,640	21,662	14,405
8/31/2000	21,815	24,037	23,045	14,897
8/31/2001	24,266	26,806	25,606	15,302
8/31/2002	25,695	29,009	27,417	15,578
8/31/2003	26,382	30,190	28,406	15,914
8/31/2004	27,302	31,310	29,661	16,336
8/31/2005	27,869	31,861	30,370	16,931
8/31/2006	28,484	32,627	31,023	17,578

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 4.75% prior to January 10, 2000.
3 The index is unmanaged and includes reinvested distributions, but does not reflect sales charges, commissions or expenses.
4 Calculated by Lipper. The average does not reflect sales charges.
5 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6 For the period February 19, 1988, through August 31, 1988.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.
[end mountain chart]

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2006)*

	1 year	5 years	10 years

Class A shares	-1.62%	+2.48%	+4.66%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 21 and 22 for details.

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Changes to the fund:
Adding another dimension

Intermediate Bond Fund of America has experienced a wide variety of market cycles and continues to evolve with the best interests of its shareholders in mind. That’s a key benefit of investing in actively managed mutual funds: The investment manager can make decisions based on comprehensive research, current market conditions and expected trends.

Since the fund was introduced in 1988, its objective has been to provide shareholders with current income, consistent with preservation of capital, by investing in a portfolio of high-quality bonds with an intermediate maturity structure. And over the last 18 years, the fund has remained true to this objective, even as it has adapted to changing market conditions.

From inception, the fund was limited to investing in securities rated Aa/AA or above. In 1998, the fund’s investment guidelines were changed to allow the fund to invest in A-rated securities. Now, the fund is adding another dimension by allowing up to 10% of its investments to be in securities rated Baa by Moody’s or BBB by Standard & Poor’s. We believe this change will enable us to pursue more opportunities in the fixed-income market without significantly adding to the fund’s risk exposure.

Opportunities from an expanding universe

According to The Bond Market Association, the outstanding value of the U.S. bond market was $6.4 trillion at the end of 1988, the fund’s first year. Since then, the fixed-income universe has expanded considerably. As of June 30, 2006, the market had grown to $26.3 trillion — more than quadrupling in size. Part of this growth has been fueled by structured securities (mortgage- and asset-backed bonds), which are generally high-quality obligations that have long been a part of the fund’s investable universe. There has also been significant growth in Baa/BBB bonds, notably in the corporate sector of the market. Corporate bonds have long been a significant portion of portfolio holdings and an important contributor to fund results. According to the Lehman Brothers U.S. Corporate Index, a proxy for the corporate bond sector, Baa-rated bonds totaled 27% of the investment-grade corporate universe at the end of the fund’s first year, but have since grown to represent 41% of that sector.

By allowing the fund to invest a portion of its assets in Baa/BBB bonds, shareholders gain access to the multiple opportunities available from this expanding segment of the market. Lower rated Baa/BBB bonds typically carry greater investment return potential than other investment-grade categories, which may help increase the fund’s yield and total return. “Our main motivation in allowing the fund to invest in BBB bonds is to help investors maintain relative safety and low volatility while also taking advantage of Capital Research and Management Company’s research strengths,” says the fund’s president, John Smet. Credit research is particularly important if investors are to reap the benefits of lower rated bonds without significantly adding to risk.

Exploiting our research strengths

The expanded scope of our research effort provided another incentive to allow the fund greater flexibility in bond selection. Capital Research and Management Company, the fund’s adviser, has assembled a highly experienced team of more than 60 fixed-income professionals, each of whom provides specialized knowledge and insight to aid the investment process. Our investment analysts and portfolio counselors work closely with our economists and fixed-income traders to fully evaluate each security before it is added to the fund’s portfolio. Our global equity research teams supply additional perspectives on companies and industries, which help to round out our evaluations and are especially valuable when considering lower rated bonds. One goal of this multilayered, in-depth research is consistency — to maintain relatively stable flows of income for our shareholders while moderating principal fluctuations.

[Begin Sidebar]
Baa bonds are a larger portion of the U.S. corporate market

These charts illustrate the change in the composition of the investment-grade corporate bond sector since the fund’s first year.

February 1989
[begin pie chart]
Aaa	7.3%
Aa	26.4%
A	39.2%
Baa	27.1%
[end pie chart]

August 2006
[begin pie chart]
Aaa	2.9%
Aa	13.7%
A	42.2%
Baa	41.2%
[end pie chart]

Source: Lehman Brothers U.S. Corporate Index, February 28, 1989, and August 31, 2006.
[End Sidebar]

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[Begin Sidebar]
[photo of Thomas H. Hogh]
“The world of bonds has changed over the years, and we have the research capabilities to handle it. We have more than 25 years of experience managing BBB bonds in our other bond funds.”
— Thomas H. Hogh, portfolio counselor
[End Sidebar]

[Begin Sidebar]
Defining the credit ratings

Most bonds are rated by credit agencies such as Moody’s Investors Service and Standard & Poor’s. Bond ratings are important benchmarks because they reflect a professional assessment of the issuer’s ability to make timely interest payments and repay the bond’s principal at maturity. Bonds rated Baa/BBB or better are considered “investment grade,” suitable for the preservation of investment capital.

Credit ratings, however, should not be the sole basis for any investment decision. For example, the ratings do not fully account for market trends. Consequently, our investment analysts and portfolio counselors consider a bond’s ratings, but nevertheless conduct their own extensive research before purchasing any bond.

Bond credit ratings

Credit risk	Moody’s	Standard & Poor’s

Investment grade

Highest quality	Aaa	AAA	>
High quality	Aa	AA	>The fund’s core investments
Upper medium grade	A	A	>

Medium grade	Baa	BBB	>The fund’s new addition (up to 10% of >the fund’s investments)

Not investment grade

Lower medium grade	Ba	BB	>
Low grade	B	B	>Not appropriate for the fund’s objectives
Poor quality	Caa	CCC	>
Most speculative	Ca	CC	>
Default	C	D	>

Source: The Bond Market Association (investinginbonds.com).
[End Sidebar]

The fund’s record of consistency is due, in part, to our multiple portfolio counselor system, which divides the fund’s assets into several portions with each being managed independently by a different portfolio counselor. This investment approach has helped us lessen the volatility often associated with a single-manager approach — in which all investment decisions are dependent on one person’s investment outlook and style.

Maintaining our attention to risk

Since inception, the fund has always taken a cautious approach to risk. Changes to the investment universe have been rare and made only when the fund’s trustees were satisfied that procedures and personnel were sufficient to rigorously monitor the fund’s risk profile. This time is no different. “This change provides us with a little more latitude on credit decisions,” says David Hoag, another of the fund’s portfolio counselors. “It will help us access more yield opportunities and more fully utilize our research capabilities to find those bonds that we feel most comfortable owning. I’m planning to approach the change on a case-by-case basis, as opportunities arise.”

[Begin Sidebar]
[photo of John H. Smet]
“The fund has always erred on the side of being conservative. Just because we can take additional risks doesn’t mean we will. Maintaining the integrity of Intermediate Bond Fund of America is vital for our shareholders.”
— John H. Smet, portfolio counselor
[End Sidebar]

[Begin Sidebar]
[photo of David A. Hoag]
“I view this as a marginal change for the fund, but it will give us much more flexibility in the future. And the timing is right because the pool of BBB bonds is so much larger today than it was 20 years ago.”
— David A. Hoag, portfolio counselor
[End Sidebar]

In terms of the fund’s risk profile, the limit on Baa/BBB bonds (up to 10% of the fund’s portfolio) is strategic and prudent — enough to make a difference, but not enough to rock the boat. Portfolio counselor Thomas Hogh adds, “We’re extremely concerned with maintaining the integrity of the fund and will only consider investments that we think meet our criteria for both maturity and credit risk.”

Business as usual

While the addition of Baa/BBB bonds offers the fund a new dimension, it doesn’t shift it in a new direction. The fund’s objective remains the same. In fact, the fund will remain in its Lipper peer group of short-intermediate investment-grade debt funds. If anything, the fund’s ability to achieve its objective is likely to be enhanced by the flexibility this change affords.

Since its inception, Intermediate Bond Fund of America has sought to provide higher income than short-term investments, but without the level of volatility associated with long-term bonds. To this end, the fund has produced a relatively stable stream of monthly dividends that provided a good source of regular income or, if reinvested, generated additional growth through compounding over the long term. As of August 31, 2006, the Intermediate Bond Fund of America is held in more than 304,000 investor accounts totaling just over $5 billion in assets. Accounts are both individual — single and joint accounts, as well as personal tax-deferred retirement accounts and accounts held by trustees, guardians or custodians — and institutional, which include corporate, charitable, educational and religious organizations, as well as pension, profit-sharing and employee benefit plans.

Over the years, Intermediate Bond Fund of America has steered a middle path to help cautious investors achieve their long-term goals. The fund’s past success owes much to our active portfolio management, extensive research efforts and our ability to purchase investment-grade securities not available to individuals. Going forward, the addition of Baa/BBB securities should help widen our investment path and afford more opportunities for shareholders of the fund.

[photo of a drafting compass on blueprints]

Summary investment portfolio, August 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Investment mix by security type

[begin pie chart]
Corporate bonds & notes	25.7
U.S. Treasury bonds & notes	15.7
Federal agency bonds & notes	14.8
Asset-backed obligations	10.5
Collaterized mortgage-backed securities (privately originated)	11.2
Commercial mortgage-backed securities	7.9
Federal agency mortgage-backed obligations	9.6
Other	1.5
Short-term securities & other assets less liabilities	3.1
[end pie chart]

Quality breakdown	Percent of net assets

U.S. government obligations*	18.9%
Federal agencies	21.2
Aaa/AAA	30.6
Aa/AA	10.1
A/A	15.0
Baa/BBB	1.1
Short-term securities and other assets less liabilities	3.1

*These securities are guaranteed by the full faith and credit of the United States government.

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 95.82%	(000)	(000)	assets

Corporate bonds & notes - 25.71%

Financials - 15.29%
Bank One Corp. 2.625% 2008	$6,000	$5,730
J.P. Morgan Chase & Co. 3.50%-6.75% 2007-2015	34,550	34,191.79%
Citigroup Inc. 4.20% 2007	29,500	29,121.57
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010 (1)	24,885	23,913.47
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007 (1)	19,500	19,530.38
John Hancock Global Funding II, Series 2002-G, 5.00% 2007 (1)	19,000	18,895.37
Bank of America Corp. 4.50%-6.625% 2007-2010	7,200	7,030.14
Other securities		638,362	12.57
		776,772	15.29

Industrials - 2.67%
General Electric Capital Corp.:
Series A, 5.00% 2007	23,000	22,947
3.50%-6.00% 2007-2016	23,500	23,312.91
John Deere Capital Corp., Series D, 4.375% 2008	21,500	21,213.42
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011 (1) (2)	18,969	19,635.39
Other securities		48,566.95
		135,673	2.67

Telecommunication services - 2.33%
SBC Communications Inc. 6.25% 2011	34,250	35,227.69
Other securities		83,073	1.64
		118,300	2.33

Consumer discretionary - 1.76%
Other securities		89,400	1.76

Consumer staples - 1.42%
Other securities		72,314	1.42

Utilities - 1.17%
Other securities		59,268	1.17

Other corporate bonds & notes - 1.07%
Other securities		54,352	1.07

Total corporate bonds & notes (cost: $1,382,606,000)		1,306,079	25.71

U.S. Treasury bonds & notes - 15.69%
U.S. Treasury:
3.625% 2009	86,025	83,566
5.50% 2009	52,500	53,562
4.00% 2010	173,750	169,813
2.375% 2011 (3)	19,932	20,011
4.25% 2011	62,000	60,896
4.875% 2011	29,950	30,156
5.00% 2011	133,275	135,326
3.625% 2013	43,000	40,346
3.875% 2013	43,000	41,018
9.25% 2016	15,000	20,079
0%-8.75% 2007-2029 (3) (4)	148,499	142,326	15.69
		797,099	15.69

Federal agency bonds & notes - 14.75%
Freddie Mac:
4.125% 2009	30,000	29,187
5.75% 2009	68,000	69,226
6.625% 2009	118,750	124,095
5.50% 2011	86,000	87,790
5.875% 2011	50,000	51,352
4.125%-5.75% 2010-2016	18,000	17,632	7.47
Fannie Mae:
4.75% 2007	20,800	20,690
5.25% 2007	26,500	26,498
4.00% 2008	30,000	29,426
5.25% 2012	56,000	55,967
4.75%-6.625% 2007-2009	28,000	28,604	3.17
Federal Home Loan Bank:
3.375% 2007	65,000	63,691
3.375% 2008	36,280	35,349
5.625% 2016	26,275	26,835
3.70%-3.75% 2007-2008	16,995	16,668	2.81
Federal Agricultural Mortgage Corp. 4.25% 2008	28,500	28,039.55
Other securities		38,204.75
		749,253	14.75

Collateralized mortgage-backed obligations (privately originated) (2) - 11.24%
Countrywide Alternative Loan Trust:
Series 2005-46CB, Class A-8, 5.50% 2035	18,602	18,530
Series 2006-16CB, Class A-2, 6.00% 2036	26,512	26,521
5.00%-6.00% 2020-2036 (5)	99,301	98,051	2.82
CS First Boston Mortgage Securities Corp. 0%-7.50% 2032-2036 (5)	74,217	66,267	1.30
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.883% 2036 (5)	33,026	32,861.65
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.692% 2034 (5)	20,219	19,713.39
Other securities		308,868	6.08
		570,811	11.24

Asset-backed obligations (2) - 10.48%
Drive Auto Receivables Trust 3.75%-5.54% 2009-2013 (1)	54,719	54,526	1.07
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011 (1)	22,750	22,082.43
Other securities		455,821	8.98
		532,429	10.48

Federal agency mortgage-backed obligations (2) - 9.63%
Fannie Mae:
Series 2003-T1, Class B, 4.491% 2012	31,365	30,281
Series 2006-43, Class PX, 6.00% 2036	30,000	30,485
0%-13.50% 2008-2042 (5)	153,722	152,616	4.20
Government National Mortgage Assn.:
5.50% 2036	20,408	20,175
6.00% 2036	39,750	40,050
6.50% 2036	30,896	31,542
6.50% 2036	21,609	22,061
3.624%-9.50% 2007-2036 (5)	31,649	31,144	2.85
Freddie Mac:
6.00% 2036	25,660	25,706
Series 2356, Class GD, 6.00% 2016	22,105	22,519
Series 3061, Class PN, 5.50% 2035	18,906	18,866
0%-11.00% 2008-2036 (5)	67,907	63,906	2.58
		489,351	9.63

Commercial mortgage-backed securities (2) - 7.85%
J.P. Morgan Chase Commercial Mortgage Securities Corp. 3.175%- 6.001% 2033-2046 (5)	58,608	57,186	1.13
CS First Boston Mortgage Securities Corp. 3.808%-8.067% 2035-2041 (5)	44,805	45,503.90
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	18,500	19,261.38
Other securities		276,479	5.44
		398,429	7.85

Other - 0.47%
Other securities		23,669.47

Total bonds & notes (cost: $4,908,215,000)		4,867,120	95.82

		Market	Percent
		value	of net
Preferred securities - 1.08%		(000)	assets

Financials - 1.08%
Other securities		54,626	1.08

Total preferred securities (cost: $58,206,000)		54,626	1.08

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 3.13%	(000)	(000)	assets

Bank of America Corp. 5.35% due 9/25/2006	$39,700	39,554
Ranger Funding Co. LLC 5.27% due 10/6/2006 (1) (4)	6,500	6,466.91
Concentrate Manufacturing Co. of Ireland 5.21% due 9/1-9/11/2006 (1)	34,550	34,516.68
Variable Funding Capital Corp. 5.26% due 9/22/2006 (1)	25,700	25,617.50
Abbott Laboratories 5.21% due 10/24/2006 (1) (4)	19,500	19,348.38
Park Avenue Receivables Co., LLC 5.25% due 9/26/2006 (1)	15,800	15,740.31
General Electric Capital Corp. 5.27% due 9/1/2006	13,000	12,998.25
Other securities		4,891.10

Total short-term securities (cost: $159,128,000)		159,130	3.13

Total investment securities (cost: $5,125,549,000)		5,080,876	100.03
Other assets less liabilities		(1,328)	(.03)

Net assets		$5,079,548	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $807,475,000, which represented 15.90% of the net assets of the fund.

(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(5) Coupon rate may change periodically.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $5,125,549)		$5,080,876
Receivables for:
Sales of investments	$15,546
Sales of fund's shares	8,289
Interest	47,744	71,579
		5,152,455
Liabilities:
Payables for:
Purchases of investments	55,666
Repurchases of fund's shares	9,220
Dividends on fund's shares	1,190
Bank overdraft	1,402
Investment advisory services	1,116
Services provided by affiliates	4,103
Deferred trustees' compensation	162
Other fees and expenses	48	72,907
Net assets at August 31, 2006		$5,079,548

Net assets consist of:
Capital paid in on shares of beneficial interest		$5,196,619
Undistributed net investment income		1,158
Accumulated net realized loss		(73,556)
Net unrealized depreciation		(44,673)
Net assets at August 31, 2006		$5,079,548

Shares of beneficial interest issued and outstanding - unlimited shares authorized (379,255 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$3,513,070	262,297	$13.39
Class B	263,022	19,638	13.39
Class C	306,568	22,889	13.39
Class F	446,244	33,318	13.39
Class 529-A	114,937	8,581	13.39
Class 529-B	21,464	1,603	13.39
Class 529-C	75,199	5,615	13.39
Class 529-E	7,098	530	13.39
Class 529-F	17,802	1,329	13.39
Class R-1	4,778	357	13.39
Class R-2	105,497	7,877	13.39
Class R-3	104,828	7,827	13.39
Class R-4	33,045	2,467	13.39
Class R-5	65,996	4,927	13.39
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $13.91 each.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2006	(dollars in thousands)
Investment income:
Income:
Interest		$236,334

Fees and expenses(*):
Investment advisory services	$14,572
Distribution services	20,001
Transfer agent services	4,294
Administrative services	2,583
Reports to shareholders	253
Registration statement and prospectus	202
Postage, stationery and supplies	492
Trustees' compensation	62
Auditing and legal	84
Custodian	26
State and local taxes	50
Other	57
Total fees and expenses before reimbursements/waivers	42,676
Less reimbursements/waivers of fees and expenses:
Investment advisory services	1,457
Administrative services	308
Total fees and expenses after reimbursements/waivers		40,911
Net investment income		195,423

Net realized loss and unrealized depreciation on investments:
Net realized loss on investments		(39,022)
Net unrealized depreciation on investments		(53,374)
Net realized loss and unrealized depreciation on investments		(92,396)
Net increase in net assets resulting from operations		$103,027

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended August 31
	2006	2005
Operations:
Net investment income	$195,423	$160,875

Net realized loss on investments	(39,022)	(1,302)

Net unrealized depreciation on investments	(53,374)	(58,564)

Net increase in net assets resulting from operations	103,027	101,009

Dividends paid or accrued to shareholders from net investment income	(196,646)	(165,219)

Capital share transactions	(96,883)	159,390

Total (decrease) increase in net assets	(190,502)	95,180

Net assets:
Beginning of year	5,270,050	5,174,870
End of year (including
undistributed net investment income: $1,158 and $533, respectively)	$5,079,548	$5,270,050

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75% (2.50% as of November 1, 2006)	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, or average life, which may be shorter than the stated maturity. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Mortgage dollar rolls - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2006, the fund reclassified $1,858,000 from accumulated net realized loss to undistributed net investment income, $3,836,000 from capital paid in on shares of beneficial interest to accumulated net realized loss and $10,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2006, the components of distributable earnings, unrealized appreciation (depreciation) and cost of investments on a tax basis were as follows:

	(dollars in thousands)
Undistributed ordinary income		$1,214
Capital loss carryforwards*:
Expiring 2008	$(7,139)
Expiring 2009	(1,587)
Expiring 2011	(13,436)
Expiring 2012	(2,039)
Expiring 2014	(11,583)	(35,784)
Post-October capital loss deferrals (realized during the period November 1, 2005, through August 31, 2006)†		(37,192)
Gross unrealized appreciation on investment securities		16,100
Gross unrealized depreciation on investment securities		(60,057)
Net unrealized depreciation on investment securities		(43,957)
Cost of investment securities		5,124,833
*Reflects the expiration of capital loss carryforwards of $3,836,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

Share class	Year ended August 31, 2006	Year ended August 31, 2005
Class A	$141,829	$123,277
Class B	9,118	8,346
Class C	10,630	9,397
Class F	16,411	11,254
Class 529-A	4,198	2,905
Class 529-B	667	500
Class 529-C	2,273	1,541
Class 529-E	249	168
Class 529-F	609	339
Class R-1	144	89
Class R-2	3,190	2,112
Class R-3	3,441	2,277
Class R-4	1,115	648
Class R-5	2,772	2,366
Total	$196,646	$165,219

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $6 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC is currently waiving 10% of investment advisory services fees. During the year ended August 31, 2006, total investment advisory services fees waived by CRMC were $1,457,000. As a result, the fee shown on the accompanying financial statements of $14,572,000, which was equivalent to an annualized rate of 0.285%, was reduced to $13,115,000, or 0.256% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2006, the total administrative services fees paid by CRMC were $4,000, $300,000 and $4,000 for Class R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$10,341	$3,994	Not applicable	Not applicable	Not applicable
Class B	2,794	300	Not applicable	Not applicable	Not applicable
Class C	3,311	Included in administrative services	$421	$116	Not applicable
Class F	1,023		349	97	Not applicable
Class 529-A	238		96	27	$ 107
Class 529-B	212		19	11	21
Class 529-C	715		65	30	72
Class 529-E	34		6	2	7
Class 529-F	-		13	3	15
Class R-1	45		6	6	Not applicable
Class R-2	741		146	564	Not applicable
Class R-3	477		140	132	Not applicable
Class R-4	70		40	4	Not applicable
Class R-5	Not applicable		65	3	Not applicable
Total	$20,001	$4,294	$1,366	$995	$222

Deferred trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $62,000, shown on the accompanying financial statements, includes $46,000 in current fees (either paid in cash or deferred) and a net increase of $16,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2006
Class A	$819,076	61,233	$125,949	9,422	$(1,110,396)	(83,025)	$(165,371)	(12,370)
Class B	28,546	2,136	7,897	590	(71,068)	(5,316)	(34,625)	(2,590)
Class C	74,910	5,599	9,151	684	(131,074)	(9,803)	(47,013)	(3,520)
Class F	207,114	15,481	14,555	1,089	(145,626)	(10,901)	76,043	5,669
Class 529-A	29,774	2,225	4,194	314	(16,468)	(1,232)	17,500	1,307
Class 529-B	2,260	169	667	50	(2,487)	(186)	440	33
Class 529-C	18,387	1,374	2,271	170	(13,202)	(988)	7,456	556
Class 529-E	2,112	158	248	19	(1,346)	(101)	1,014	76
Class 529-F	6,764	506	608	46	(1,437)	(108)	5,935	444
Class R-1	2,326	174	141	11	(1,818)	(136)	649	49
Class R-2	40,556	3,031	3,173	238	(29,768)	(2,227)	13,961	1,042
Class R-3	46,721	3,493	3,423	256	(33,379)	(2,496)	16,765	1,253
Class R-4	16,563	1,239	1,111	83	(8,350)	(624)	9,324	698
Class R-5	19,003	1,421	1,631	122	(19,595)	(1,464)	1,039	79
Total net increase
(decrease)	$1,314,112	98,239	$175,019	13,094	$(1,586,014)	(118,607)	$(96,883)	(7,274)

Year ended August 31, 2005
Class A	$974,015	71,256	$108,403	7,938	$(1,059,234)	(77,512)	$23,184	1,682
Class B	39,599	2,896	7,135	522	(78,093)	(5,715)	(31,359)	(2,297)
Class C	99,786	7,302	7,872	577	(126,048)	(9,224)	(18,390)	(1,345)
Class F	172,180	12,601	9,937	728	(105,346)	(7,716)	76,771	5,613
Class 529-A	30,726	2,248	2,875	210	(12,210)	(894)	21,391	1,564
Class 529-B	3,336	244	496	36	(1,727)	(126)	2,105	154
Class 529-C	21,651	1,584	1,524	111	(8,949)	(655)	14,226	1,040
Class 529-E	1,981	145	166	12	(811)	(60)	1,336	97
Class 529-F	5,047	369	335	24	(512)	(37)	4,870	356
Class R-1	2,486	182	85	6	(1,266)	(93)	1,305	95
Class R-2	42,179	3,087	2,083	153	(21,018)	(1,539)	23,244	1,701
Class R-3	47,431	3,471	2,243	164	(22,665)	(1,659)	27,009	1,976
Class R-4	18,507	1,353	637	47	(7,765)	(571)	11,379	829
Class R-5	19,785	1,447	1,238	91	(18,704)	(1,370)	2,319	168
Total net increase
(decrease)	$1,478,709	108,185	$145,029	10,619	$(1,464,348)	(107,171)	$159,390	11,633

(*) Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,485,218,000 and $3,494,111,000, respectively, during the year ended August 31, 2006.

Financial highlights(1)

		Income from investment operations(2)

	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Net asset value, beginning of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 8/31/2006	$13.63	$.53	$(.24)	$.29	$(.53)	$13.39	2.20%	$3,513			.71%		.68%		3.93%
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	3,745			.70		.69		3.22
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.49	3,768			.70		.70		2.84
Year ended 8/31/2003	13.81	.39	(.02)	.37	(.44)	13.74	2.68	3,981			.70		.70		2.84
Year ended 8/31/2002	13.69	.64	.14	.78	(.66)	13.81	5.89	3,071			.76		.76		4.70
Class B:
Year ended 8/31/2006	13.63	.44	(.24)	.20	(.44)	13.39	1.50	263			1.42		1.39		3.23
Year ended 8/31/2005	13.80	.35	(.16)	.19	(.36)	13.63	1.39	303			1.40		1.38		2.52
Year ended 8/31/2004	13.74	.30	.08	.38	(.32)	13.80	2.78	339			1.39		1.39		2.15
Year ended 8/31/2003	13.81	.29	(.02)	.27	(.34)	13.74	1.96	383			1.40		1.40		2.05
Year ended 8/31/2002	13.69	.55	.14	.69	(.57)	13.81	5.14	205			1.46		1.46		3.86
Class C:
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.44	307			1.47		1.44		3.17
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.32	360			1.47		1.45		2.45
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.70	383			1.47		1.47		2.07
Year ended 8/31/2003	13.81	.28	(.02)	.26	(.33)	13.74	1.86	434			1.49		1.49		1.93
Year ended 8/31/2002	13.69	.53	.14	.67	(.55)	13.81	5.04	212			1.55		1.55		3.67
Class F:
Year ended 8/31/2006	13.63	.54	(.24)	.30	(.54)	13.39	2.25	446			.66		.63		3.99
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	377			.70		.68		3.23
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.48	304			.70		.70		2.80
Year ended 8/31/2003	13.81	.38	(.02)	.36	(.43)	13.74	2.65	223			.71		.71		2.69
Year ended 8/31/2002	13.69	.64	.14	.78	(.66)	13.81	5.85	104			.79		.79		4.47
Class 529-A:
Year ended 8/31/2006	13.63	.52	(.24)	.28	(.52)	13.39	2.17	115			.75		.72		3.91
Year ended 8/31/2005	13.80	.43	(.16)	.27	(.44)	13.63	2.03	99			.75		.73		3.18
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.49	79			.70		.70		2.81
Year ended 8/31/2003	13.81	.37	(.02)	.35	(.42)	13.74	2.58	55			.76		.76		2.56
Period from 2/19/2002 to 8/31/2002	13.59	.30	.23	.53	(.31)	13.81	3.98	15			.91	(5)	.91	(5)	4.11	(5)
Class 529-B:
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.37	21			1.55		1.52		3.10
Year ended 8/31/2005	13.80	.32	(.16)	.16	(.33)	13.63	1.20	22			1.59		1.57		2.34
Year ended 8/31/2004	13.74	.27	.08	.35	(.29)	13.80	2.58	20			1.59		1.59		1.93
Year ended 8/31/2003	13.81	.26	(.02)	.24	(.31)	13.74	1.77	16			1.59		1.59		1.70
Period from 2/26/2002 to 8/31/2002	13.58	.24	.24	.48	(.25)	13.81	3.58	3			1.64	(5)	1.64	(5)	3.38	(5)
Class 529-C:
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.38	75			1.53		1.51		3.12
Year ended 8/31/2005	13.80	.32	(.16)	.16	(.33)	13.63	1.21	69			1.57		1.55		2.36
Year ended 8/31/2004	13.74	.27	.08	.35	(.29)	13.80	2.59	55			1.58		1.58		1.94
Year ended 8/31/2003	13.81	.26	(.02)	.24	(.31)	13.74	1.78	40			1.58		1.58		1.74
Period from 2/19/2002 to 8/31/2002	13.59	.25	.23	.48	(.26)	13.81	3.58	11			1.63	(5)	1.63	(5)	3.36	(5)
Class 529-E:
Year ended 8/31/2006	13.63	.49	(.24)	.25	(.49)	13.39	1.89	7			1.02		1.00		3.63
Year ended 8/31/2005	13.80	.39	(.16)	.23	(.40)	13.63	1.73	6			1.06		1.04		2.88
Year ended 8/31/2004	13.74	.34	.08	.42	(.36)	13.80	3.11	5			1.06		1.06		2.44
Year ended 8/31/2003	13.81	.34	(.02)	.32	(.39)	13.74	2.30	3			1.06		1.06		2.28
Period from 3/15/2002 to 8/31/2002	13.43	.24	.40	.64	(.26)	13.81	4.79	1			.51		.51		1.73
Class 529-F:
Year ended 8/31/2006	13.63	.55	(.24)	.31	(.55)	13.39	2.39	18			.52		.50		4.15
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.05	12			.72		.70		3.22
Year ended 8/31/2004	13.74	.38	.08	.46	(.40)	13.80	3.37	7			.81		.81		2.67
Period from 9/16/2002 to 8/31/2003	13.86	.30	(.02)	.28	(.40)	13.74	2.00	3			.81	(5)	.81	(5)	2.23	(5)

Class R-1:
Year ended 8/31/2006	$13.63	$.43	$(.24)	$.19	$(.43)	$13.39	1.43%	$5			1.58%		1.46%		3.17%
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.30	4			1.59		1.47		2.46
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.68	3			1.62		1.48		2.03
Year ended 8/31/2003	13.81	.28	(.02)	.26	(.33)	13.74	1.87	2			1.85		1.48		1.61
Period from 6/13/2002 to 8/31/2002	13.63	.09	.18	.27	(.09)	13.81	2.02	-		(6)	.38		.31		.69
Class R-2:
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.45	106			1.77		1.44		3.19
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.34	93			1.80		1.43		2.49
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.72	71			1.89		1.45		2.05
Year ended 8/31/2003	13.81	.28	(.02)	.26	(.33)	13.74	1.90	40			1.99		1.44		1.55
Period from 5/31/2002 to 8/31/2002	13.61	.11	.21	.32	(.12)	13.81	2.34	1			.48		.37		.80
Class R-3:
Year ended 8/31/2006	13.63	.48	(.24)	.24	(.48)	13.39	1.83	105			1.09		1.05		3.57
Year ended 8/31/2005	13.80	.39	(.16)	.23	(.40)	13.63	1.72	90			1.09		1.05		2.87
Year ended 8/31/2004	13.74	.34	.08	.42	(.36)	13.80	3.11	63			1.10		1.07		2.43
Year ended 8/31/2003	13.81	.33	(.02)	.31	(.38)	13.74	2.29	37			1.13		1.06		1.99
Period from 6/26/2002 to 8/31/2002	13.69	.09	.13	.22	(.10)	13.81	1.58	1			.25		.20		.64
Class R-4:
Year ended 8/31/2006	13.63	.53	(.24)	.29	(.53)	13.39	2.20	33			.71		.68		3.96
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	24			.71		.69		3.25
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.47	13			.71		.71		2.74
Year ended 8/31/2003	13.81	.38	(.02)	.36	(.43)	13.74	2.64	5			.73		.71		2.55
Period from 6/27/2002 to 8/31/2002	13.66	.09	.16	.25	(.10)	13.81	1.87	-		(6)	.16		.13		.68
Class R-5:
Year ended 8/31/2006	13.63	.57	(.24)	.33	(.57)	13.39	2.51	66			.41		.38		4.24
Year ended 8/31/2005	13.80	.48	(.16)	.32	(.49)	13.63	2.40	66			.39		.37		3.53
Year ended 8/31/2004	13.74	.44	.08	.52	(.46)	13.80	3.81	65			.39		.39		3.11
Year ended 8/31/2003	13.81	.43	(.02)	.41	(.48)	13.74	2.97	45			.40		.40		3.10
Period from 5/15/2002 to 8/31/2002	13.52	.18	.29	.47	(.18)	13.81	3.49	27			.13		.13		1.28

	Year ended August 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	71%	76%	68%	65%	59%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown,
CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements


Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
October 10, 2006


Expense example            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006, through August 31, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2006	Ending account value 8/31/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,020.95	$3.41	.67%
Class A -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class B -- actual return	1,000.00	1,017.34	7.07	1.39
Class B -- assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class C -- actual return	1,000.00	1,017.07	7.37	1.45
Class C -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class F -- actual return	1,000.00	1,021.09	3.26	.64
Class F -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 529-A -- actual return	1,000.00	1,020.70	3.67	.72
Class 529-A -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 529-B -- actual return	1,000.00	1,016.65	7.78	1.53
Class 529-B -- assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class 529-C -- actual return	1,000.00	1,016.73	7.68	1.51
Class 529-C -- assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class 529-E -- actual return	1,000.00	1,019.29	5.09	1.00
Class 529-E -- assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 529-F -- actual return	1,000.00	1,021.79	2.55	.50
Class 529-F -- assumed 5% return	1,000.00	1,022.68	2.55	.50
Class R-1 -- actual return	1,000.00	1,016.94	7.42	1.46
Class R-1 -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class R-2 -- actual return	1,000.00	1,017.08	7.32	1.44
Class R-2 -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class R-3 -- actual return	1,000.00	1,019.00	5.34	1.05
Class R-3 -- assumed 5% return	1,000.00	1,019.91	5.35	1.05
Class R-4 -- actual return	1,000.00	1,020.87	3.46	.68
Class R-4 -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5 -- actual return	1,000.00	1,022.40	1.94	.38
Class R-5 -- assumed 5% return	1,000.00	1,023.29	1.94	.38

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Tax information          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2006:

U.S. government income that may be exempt from state taxation   $37,210,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Other share class results
 unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2006 (the most recent calendar quarter):

	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only if
shares are sold within six years of purchase	-2.19%	+2.14%	+4.16%
Not reflecting CDSC	+2.78%	+2.49%	+4.16%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+1.72%	+2.41%	+2.86%
Not reflecting CDSC	+2.72%	+2.41%	+2.86%

Class F shares*— first sold 3/19/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+3.53%	+3.20%	+3.66%

Class 529-A shares†— first sold 2/19/02
Reflecting 3.75% maximum sales charge	-0.46%	—	+2.39%
Not reflecting maximum sales charge	+3.45%	—	+3.24%

Class 529-B shares†— first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	-2.34%	—	+2.02%
Not reflecting CDSC	+2.63%	—	+2.42%

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+1.66%	—	+2.42%
Not reflecting CDSC	+2.65%	—	+2.42%

Class 529-E shares*†— first sold 3/15/02	+3.17%	—	+3.18%

Class 529-F shares*†— first sold 9/16/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+3.67%	—	+2.60%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 21 and 22 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Board of trustees

“Independent” trustees

	Year first
	elected a
	trustee of
Name and age	the fund¹	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 72		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 73	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Diane C. Creel, 57	1994	Chairman of the Board, President and CEO, Ecovation, Inc. (organic waste management); former President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 71	1989	Chairman of the Board, Senior Resource
Chairman of the Board		Group LLC (development and management
(Independent and		of senior living communities)
Non-Executive)

Leonard R. Fuller, 60	1994	President and CEO, Fuller Consulting
(financial management consulting firm)

R. Clark Hooper, 60	2005	President, Dumbarton Group LLC (consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 71	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 63	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 72

H. Frederick Christie, 73	20	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 57	13	Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.

Martin Fenton, 71	17	None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 60	15	None

R. Clark Hooper, 60	18	JPMorgan Value Opportunities Fund

Richard G. Newman, 71	14	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 63	13	None

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Abner D. Goldstine, 76	1987	Senior Vice President and Director, Capital
Vice Chairman of the Board		Research and Management Company

Paul G. Haaga, Jr., 57	1987	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director, The Capital Group Companies, Inc.[5]

John H. Smet, 50	1993	Senior Vice President, Capital Research and
President		Management Company; Director, American Funds Distributors, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Abner D. Goldstine, 76	13	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 57	16	None
Vice Chairman of the Board

John H. Smet, 50	2	None
President

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Please see page 28 for footnotes.

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
postion with fund	the fund¹	underwriter of the fund

David A. Hoag, 41	2004	Senior Vice President, Capital Research Company[5]
Vice President

Thomas H. Hogh, 43	2004	Vice President, Capital International Research, Inc.[5]
Vice President

Kristine M. Nishiyama, 36	2003	Vice President and Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel — Capital Bank and Trust Company[5]

Kimberly S. Verdick, 42	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Sharon G. Moseley, 38	2002	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Susi M. Silverman, 36	2001	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Intermediate Bond Fund of America. Class A shares are subject to a 2.50% maximum up-front sales charge that declines for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.71 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.76 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had lower annual expenses (by 0.05 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete August 31, 2006, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

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The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

30 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
> Intermediate Bond Fund of America®
         Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds                   Capital Research and Management                   Capital International                 Capital Guardian                  Capital Bank and Trust

Lit. No. MFGEAR-923-1006P

Litho in USA KBDA/CG/8059-S7510

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Martin Fenton, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$62,000
2006	$72,000
b) Audit-Related Fees:
2005	None
2006	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	$6,000
2006	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	$428,000
2006	$415,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	None
2006	$6,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2005	$27,000
2006	$9,000
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,167,000 for fiscal year 2005 and $722,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments
[logo - American Funds®]

Intermediate Bond Fund of America®
Investment portfolio

August 31, 2006

Bonds & notes — 95.82%	Principal amount (000)	Market value (000)

CORPORATE BONDS & NOTES — 25.71%
Financials — 15.29%
Citigroup Inc. 4.20% 2007	$29,500	$29,121
Citigroup Inc. 4.125% 2010	13,150	12,713
Citigroup Inc. 4.625% 2010	3,000	2,940
Citigroup Inc. 5.625% 2012	3,000	3,041
USA Education, Inc. 5.625% 2007	9,035	9,049
SLM Corp., Series A, 3.625% 2008	5,000	4,876
SLM Corp., Series A, 3.95% 2008	3,000	2,916
SLM Corp., Series A, 4.00% 2009	12,250	11,909
SLM Corp., Series A, 5.37% 2009[1]	5,000	4,843
SLM Corp., Series A, 5.625% 2009[1]	5,000	5,008
SLM Corp., Series A, 4.50% 2010	5,000	4,852
J.P. Morgan Chase & Co. 5.35% 2007	6,050	6,047
Bank One Corp. 2.625% 2008	6,000	5,730
J.P. Morgan Chase & Co. 4.00% 2008	15,000	14,744
J.P. Morgan Chase & Co. 3.50% 2009	5,000	4,803
J.P. Morgan Chase & Co. 6.75% 2011	5,000	5,277
J.P. Morgan Chase & Co. 4.75% 2015	3,500	3,320
Household Finance Corp. 5.75% 2007	8,000	8,012
Household Finance Corp. 7.875% 2007	1,250	1,265
Household Finance Corp. 4.125% 2008	13,500	13,174
Household Finance Corp. 6.40% 2008	10,000	10,187
HSBC Finance Corp. 5.00% 2015	3,625	3,486
ASIF Global Financing XVIII 3.85% 2007[2]	8,000	7,864
International Lease Finance Corp. 4.50% 2008	3,000	2,958
International Lease Finance Corp. 4.75% 2009	7,000	6,895
American International Group, Inc. 4.70% 2010	3,000	2,940
International Lease Finance Corp. 5.00% 2010	3,280	3,229
American International Group, Inc. 5.05% 2015	4,000	3,875
ILFC E-Capital Trust I 5.90% 2065[1,2]	7,000	7,005
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[2]	10,000	9,695
PRICOA Global Funding I, Series 2004-4, 4.35% 2008[2]	3,000	2,947
Prudential Funding, LLC, Series B, 6.60% 2008[2]	11,795	12,037
PRICOA Global Funding I 4.20% 2010[2]	10,000	9,649
Santander Issuances, SA Unipersonal 5.774% 2016[1,2]	3,000	3,005
Santander Issuances, SA Unipersonal 5.805% 2016[1,2]	17,500	17,693
Abbey National PLC 6.70% (undated)[1]	3,022	3,082
Abbey National PLC 7.35% (undated)[1]	8,000	8,022
HBOS Treasury Services PLC 3.625% 2007[2]	11,500	11,334
HBOS PLC 5.375% (undated)[1,2]	14,200	13,862
HBOS PLC, Series B, 5.92% (undated)[1,2]	5,000	4,812
Monumental Global Funding II, Series 2002-A, 5.20% 2007[2]	13,500	13,487
Monumental Global Funding II, Series 2004-B, 3.90% 2009[2]	5,000	4,828
Monumental Global Funding II, Series 2004-F, 4.375% 2009[2]	2,000	1,953
Monumental Global Funding II, Series 2006-A, 5.567% 2009[1,2]	2,000	2,003
Monumental Global Funding II, Series 2005-B, 4.625% 2010[2]	2,500	2,446
Price REIT, Inc. 7.50% 2006	5,000	5,013
Kimco Realty Corp., Series C, 3.95% 2008	7,000	6,838
Kimco Realty Corp., Series C, 4.82% 2014	795	751
Kimco Realty Corp., Series C, 4.904% 2015	7,500	7,102
Kimco Realty Corp., Series C, 5.783% 2016	4,500	4,512
Wells Fargo & Co. 4.125% 2008	17,000	16,733
Wells Fargo & Co. 4.20% 2010	7,500	7,273
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[2]	24,885	23,913
American Express Credit Corp. 3.00% 2008	5,000	4,819
American Express Co. 4.75% 2009	5,000	4,951
American Express Credit Corp., Series B, 5.00% 2010	7,000	6,954
American Express Co. 6.80% 2066[1]	6,250	6,504
Genworth Financial, Inc. 5.479% 2007[1]	12,000	12,022
Genworth Financial, Inc. 4.75% 2009	10,000	9,878
ReliaStar Financial Corp. 8.00% 2006	11,470	11,512
ING Security Life Institutional Funding 2.70% 2007[2]	2,000	1,972
ReliaStar Financial Corp. 6.50% 2008	4,000	4,094
ING Security Life Institutional Funding 4.25% 2010[2]	3,000	2,921
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007[2]	19,500	19,530
John Hancock Global Funding II, Series 2002-G, 5.00% 2007[2]	19,000	18,895
XL Capital Finance (Europe) PLC 6.50% 2012	4,725	4,876
XL Capital Ltd. 5.25% 2014	4,000	3,834
Twin Reefs Asset Trust (XLFA), Series B, 6.37% (undated)[1,2]	9,700	9,678
Washington Mutual, Inc. 5.625% 2007	1,600	1,601
Washington Mutual, Inc. 5.50% 2011	11,000	11,021
Washington Mutual, Inc. 5.95% 2013	5,000	5,080
US Bank National Assn. 4.40% 2008	17,000	16,788
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007[2]	12,000	11,654
Metropolitan Life Global Funding I, Series 2004-7, 4.25% 2009[2]	4,000	3,898
Nationwide Life Insurance Co. 5.35% 2007[2]	12,850	12,847
North Front Pass Through Trust 5.81% 2024[1,2]	2,000	1,955
CIT Group Inc. 3.65% 2007	7,835	7,666
CIT Group Inc. 7.375% 2007	3,500	3,539
CIT Group Inc. 6.875% 2009	3,000	3,124
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[1,2]	13,500	13,805
American Honda Finance Corp. 5.125% 2010[2]	13,000	12,926
National Westminster Bank PLC 7.375% 2009	7,000	7,436
Royal Bank of Scotland Group PLC 5.00% 2014	2,400	2,326
National Westminster Bank PLC 7.75% (undated)[1]	2,350	2,403
New York Life Global Funding 3.875% 2009[2]	6,750	6,546
New York Life Global Funding 4.625% 2010[2]	5,000	4,891
Principal Life Global Funding I 4.40% 2010[2]	9,000	8,670
Principal Life Income Fundings Trust, Series 2005-34, 5.20% 2010	2,000	1,992
Protective Life Insurance Co., Series 2004-D, 4.00% 2009	3,000	2,896
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	7,750	7,644
Hartford Financial Services Group, Inc. 4.70% 2007	4,000	3,968
Hartford Financial Services Group, Inc. 5.55% 2008	5,805	5,830
Signet Bank 7.80% 2006	2,000	2,001
Wachovia Corp., Series G, 4.375% 2010	8,000	7,783
SunTrust Banks, Inc. 4.415% 2009	10,000	9,780
Lincoln National Corp. 6.50% 2008	8,385	8,524
Skandinaviska Enskilda Banken 6.875% 2009	7,930	8,193
Berkshire Hathaway Finance Corp. 4.125% 2010	8,000	7,730
Bank of America Corp. 6.625% 2007	200	202
Bank of America Corp. 4.50% 2010	7,000	6,828
Allstate Financial Global Funding LLC 5.25% 2007[2]	4,750	4,747
Allstate Life Global Funding 4.25% 2010	2,000	1,941
Union Bank of California, NA 5.95% 2016	5,750	5,897
Principal Life Insurance Co. 3.20% 2009	6,000	5,721
Simon Property Group, LP 5.75% 2012	5,000	5,050
ACE INA Holdings Inc. 5.875% 2014	5,000	5,000
Korea Development Bank 4.625% 2010	5,000	4,857
PNC Funding Corp. 5.125% 2010	4,000	3,975
Merita Bank Ltd. 7.50% (undated)[1,2]	2,825	2,848
St. Paul Travelers Companies, Inc. 6.25% 2016	2,250	2,333
ERP Operating LP 6.625% 2012	2,000	2,110
UniCredito Italiano Capital Trust II 9.20% (undated)[2]	1,246	1,399
Barclays Bank PLC 7.40% 2009	1,250	1,330
Den Danske Bank A/S 7.40% 2010[1,2]	500	508
		776,772

Industrials — 2.67%
General Electric Capital Corp., Series A, 5.00% 2007	23,000	22,947
General Electric Capital Corp., Series A, 5.375% 2007	10,000	10,003
General Electric Capital Corp., Series A, 3.50% 2008	4,000	3,892
General Electric Capital Corp., Series A, 6.00% 2012	2,500	2,587
General Electric Co. 5.00% 2013	2,000	1,966
General Electric Capital Corp., Series A, 5.00% 2016	5,000	4,864
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[2,3]	18,969	19,635
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[2,3]	2,223	2,330
John Deere Capital Corp., Series D, 4.375% 2008	21,500	21,213
Caterpillar Inc. 4.50% 2009	16,750	16,458
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014	13,860	14,304
Continental Airlines, Inc., Series 2006-1, Class G, FGIC insured, 5.633% 2015[1]	10,000	10,000
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 1996-B, 6.96% 2009[3]	2,833	2,879
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2002-1, 5.943% 2022[3]	464	477
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,3]	1,126	1,117
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2008[3]	1,000	1,001
		135,673

Telecommunication services — 2.33%
SBC Communications Inc. 6.25% 2011	34,250	35,227
BellSouth Corp. 4.20% 2009	18,000	17,412
France Télécom 7.75% 2011[1]	12,500	13,663
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006	11,000	10,997
Vodafone Group PLC 7.75% 2010	9,525	10,192
Singapore Telecommunications Ltd. 6.375% 2011[2]	7,000	7,303
Verizon Global Funding Corp. 7.375% 2012	5,000	5,447
Deutsche Telekom International Finance BV 8.00% 2010[1]	5,000	5,442
Nextel Communications, Inc., Series D, 7.375% 2015	5,000	5,150
British Telecommunications PLC 8.375% 2010[1]	4,000	4,466
Cingular Wireless LLC 5.625% 2006	3,000	3,001
		118,300

Consumer discretionary — 1.76%
Kohl’s Corp. 6.30% 2011	17,670	18,300
Kohl’s Corp. 7.375% 2011	7,300	7,863
Walt Disney Co., Series B, 5.375% 2007	14,000	14,003
Target Corp. 5.50% 2007	5,000	5,003
Target Corp. 5.375% 2009	8,200	8,260
DaimlerChrysler North America Holding Corp. 4.75% 2008	7,000	6,928
DaimlerChrysler North America Holding Corp. 8.00% 2010	3,000	3,236
Gannett Co., Inc. 4.125% 2008	7,000	6,844
Lowe's Companies, Inc. 8.25% 2010	5,000	5,509
Carnival Corp. 6.15% 2008	5,401	5,453
Viacom Inc. 5.625% 2007	5,000	5,002
Home Depot, Inc. 5.20% 2011	3,000	2,999
		89,400

Consumer staples — 1.42%
Diageo Capital PLC 3.50% 2007	12,000	11,738
Diageo Capital PLC 4.375% 2010	12,500	12,096
Wal-Mart Stores, Inc. 4.125% 2010	10,000	9,650
Wal-Mart Stores, Inc. 4.75% 2010	10,500	10,351
Kraft Foods Inc. 4.625% 2006	3,000	2,996
Nabisco, Inc. 7.05% 2007	9,200	9,287
Kraft Foods Inc. 4.125% 2009	4,000	3,866
Kraft Foods Inc. 6.25% 2012	1,600	1,659
Costco Wholesale Corp. 5.50% 2007	5,525	5,519
Anheuser-Busch Companies, Inc. 6.00% 2011	5,000	5,152
		72,314

Utilities — 1.17%
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007	13,500	13,488
PSEG Power LLC, Series B, 5.125% 2012	8,343	8,215
Ohio Power Co., Series J, 5.30% 2010	8,000	7,956
Duke Energy Corp., First and Refunding Mortgage Bonds, Series A, 3.75% 2008	5,000	4,888
Duke Energy Corp., First and Refunding Mortgage Bonds, 4.50% 2010	2,250	2,191
Georgia Power Co., Series V, 4.10% 2009	7,000	6,773
National Grid PLC 6.30% 2016	5,990	6,151
Pacificorp Australia LLC, AMBAC insured, 6.15% 2008[2]	6,000	6,058
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008[2]	3,500	3,548
		59,268

Health care — 0.53%
Amgen Inc. 4.00% 2009	14,500	14,002
UnitedHealth Group Inc. 5.20% 2007	3,000	2,997
UnitedHealth Group Inc. 3.75% 2009	10,000	9,648
		26,647

Energy — 0.29%
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[2,3]	7,556	7,453
Qatar Petroleum 5.579% 2011[2,3]	5,000	5,031
Oil Enterprises Ltd., MBIA insured, 6.239% 2008[2,3]	2,444	2,459
		14,943

Information technology — 0.25%
Cisco Systems, Inc. 5.25% 2011	12,750	12,762

Total corporate bonds & notes (cost: $1,382,606,000)		1,306,079

U.S. TREASURY BONDS & NOTES — 15.69%
U.S. Treasury 3.125% 2007	13,775	13,592
U.S. Treasury 3.375% 2007[4]	2,497	2,496
U.S. Treasury 3.625% 2008[4]	14,317	14,502
U.S. Treasury 4.75% 2008[5]	3,575	3,574
U.S. Treasury 3.625% 2009	86,025	83,566
U.S. Treasury 5.50% 2009	52,500	53,562
U.S. Treasury 6.00% 2009	6,100	6,315
U.S. Treasury 4.00% 2010	173,750	169,813
U.S. Treasury 2.375% 2011[4]	19,932	20,011
U.S. Treasury 4.25% 2011	62,000	60,896
U.S. Treasury 4.50% 2011	18,625	18,478
U.S. Treasury 4.875% 2011	29,950	30,156
U.S. Treasury 5.00% 2011	133,275	135,326
U.S. Treasury 3.625% 2013	43,000	40,346
U.S. Treasury 3.875% 2013	43,000	41,018
U.S. Treasury 4.25% 2014	18,250	17,671
U.S. Treasury 9.25% 2016	15,000	20,079
U.S. Treasury 8.125% 2019	10,000	13,075
U.S. Treasury 8.75% 2020[5]	12,410	17,164
U.S. Treasury 7.875% 2021	5,500	7,158
U.S. Treasury 6.50% 2026	11,700	13,991
U.S. Treasury Principal Strip 0% 2014[5]	10,000	7,053
U.S. Treasury Principal Strip 0% 2029[5]	21,750	7,257
		797,099

FEDERAL AGENCY BONDS & NOTES — 14.75%
Freddie Mac 4.125% 2009	30,000	29,187
Freddie Mac 5.75% 2009	68,000	69,226
Freddie Mac 6.625% 2009	118,750	124,095
Freddie Mac 4.125% 2010	15,000	14,538
Freddie Mac 5.50% 2011	86,000	87,790
Freddie Mac 5.875% 2011	50,000	51,352
Freddie Mac 5.75% 2016	3,000	3,094
Fannie Mae 4.75% 2007	20,800	20,690
Fannie Mae 4.75% 2007	10,250	10,224
Fannie Mae 5.25% 2007	26,500	26,498
Fannie Mae 6.34% 2007	5,000	5,056
Fannie Mae 4.00% 2008	30,000	29,426
Fannie Mae 6.625% 2009	12,750	13,324
Fannie Mae 5.25% 2012	56,000	55,967
Federal Home Loan Bank 3.375% 2007	65,000	63,691
Federal Home Loan Bank 3.70% 2007	10,245	10,091
Federal Home Loan Bank 3.375% 2008	36,280	35,349
Federal Home Loan Bank 3.75% 2008	6,750	6,577
Federal Home Loan Bank 5.625% 2016	26,275	26,835
Federal Agricultural Mortgage Corp. 4.25% 2008	28,500	28,039
Federal Agricultural Mortgage Corp. 4.875% 2011[2]	17,750	17,570
Federal Agricultural Mortgage Corp. 5.125% 2011	1,500	1,500
Small Business Administration, Series 2002-20K, 5.08% 2022[3]	6,219	6,168
Small Business Administration, Series 2003-20J, 4.92% 2023[3]	9,361	9,190
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc. (Title XI) 5.88% 2012[3]	3,710	3,776
		749,253

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED)[3]— 11.24%
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	6,669	6,489
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 7-A-1, 5.00% 2020	4,476	4,359
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.432% 2035[1]	6,599	6,605
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	18,602	18,530
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	16,700	16,288
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	13,892	13,804
Countrywide Alternative Loan Trust, Series 2005-30CB, Class 2-A-1, 5.50% 2035	7,652	7,455
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	6,325	6,304
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	4,030	4,013
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	6,857	6,746
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	8,074	8,033
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	3,465	3,443
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	6,729	6,684
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	26,512	26,521
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	7,833	7,828
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	1,712	1,719
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	1,365	1,374
CS First Boston Mortgage Securities Corp., Series 2003-AR12, Class II-A-2, 4.317% 2033[1]	983	970
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	1,790	1,803
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	3,233	3,273
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.668% 2034[1]	3,843	3,797
CS First Boston Mortgage Securities Corp., Series 2005-1, Class I-A-27, 5.50% 2035	16,219	16,048
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035	10,631	10,615
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036	23,241	15,463
CS First Boston Mortgage Securities Corp., Series 2006-2, Class 5-A-6, 6.00% 2036	11,200	11,205
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	11,941	11,618
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	5,535	5,490
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034	1,268	1,274
Residential Accredit Loans, Inc., Series 2005-QS12, Class A-7, 5.50% 2035	12,836	12,798
Residential Accredit Loans, Inc., Series 2005-QS9, Class A-6, 5.50% 2035	3,000	2,885
Residential Accredit Loans, Inc., Series 2005-QS5, Class A-5, 5.75% 2035	7,000	6,866
Residential Accredit Loans, Inc., Series 2005-QS14, Class 2-A-1, 6.00% 2035	6,277	6,235
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	5,509	5,497
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[1]	5,236	5,157
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[1]	4,345	4,271
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.338% 2033[1]	3,848	3,788
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6, 4.482% 2033[1]	1,188	1,173
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR2, Class 2-A1, 5.844% 2037[1]	8,231	8,170
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.584% 2045[1]	6,323	6,345
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.883% 2036[1]	33,026	32,861
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 3.984% 2033[1]	1,685	1,651
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.048% 2033[1]	1,380	1,358
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.376% 2034[1]	2,831	2,779
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[1]	6,500	6,317
Bear Stearns ARM Trust, Series 2005-1, Class II-A-2, 4.962% 2035[1]	8,796	8,693
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.692% 2034[1]	20,219	19,713
Banc of America Mortgage Securities Trust, Series 2004-7, Class 4-A-1, 5.00% 2019	10,341	10,052
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1, 3.734% 2033[1]	2,096	2,047
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033[1]	3,100	3,048
Banc of America Mortgage Securities Trust, Series 2003-D, Class 2-A-1, 4.183% 2033[1]	3,606	3,545
MASTR Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033	1,923	1,925
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	2,438	2,423
MASTR Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035	6,684	6,510
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	3,340	3,280
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035	2,461	2,483
J.P. Morgan Mortgage Trust, Series 2005-A1, Class 4-A-1, 4.78% 2035[1]	16,968	16,341
Wells Fargo Mortgage-backed Securities Trust, Series 2003-M, Class A-1, 4.713% 2033[1]	3,171	3,060
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR16, Class A-1, 5.704% 2036[1]	13,000	12,957
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	6,585	6,562
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	8,337	8,294
Lehman Mortgage Trust, Series 2005-2, Class 3-A3, 5.50% 2035	13,274	13,228
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A1, 6.029% 2035[1]	6,796	6,792
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.981% 2036[1]	4,528	4,525
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.697% 2033[1]	1,403	1,375
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-1, 4.297% 2034[1]	3,307	3,245
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.697% 2035[1]	6,018	5,953
Washington Mutual Securities Corp., Series 2005-AR1, Class A-1-A, 5.584% 2035[1]	10,032	10,048
Residential Asset Mortgage Products Trust, Series 2004-RS9, Class A-I-4, AMBAC insured, 4.767% 2032	8,550	8,450
Residential Asset Mortgage Products Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[1]	1,000	972
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.52% 2027[1,2]	2,470	2,491
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.731% 2027[1,2]	2,595	2,608
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.853% 2028[1,2]	3,695	3,775
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.839% 2035[1]	8,576	8,550
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	7,950	7,912
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.947% 2035[1]	6,825	6,760
Specialty Underwriting and Residential Finance Trust, Series 2004-AA1, Class I-A-1, 5.00% 2034	6,760	6,634
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	4,205	4,178
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035	2,438	2,438
PUMA Global Trust No.1, Class B, 5.904% 2033[1]	5,500	5,507
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class II-A-1, 4.75% 2019	5,659	5,450
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 6.125% 2045[1]	5,364	5,417
First Horizon Mortgage Pass Through Trust, Series 2004-AR1, Class II-A-1, 4.898% 2034[1]	4,196	4,159
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	3,222	3,218
Paine Webber CMO, Series O, Class 5, 9.50% 2019	269	291
		570,811

ASSET-BACKED OBLIGATIONS[3]— 10.48%
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[2]	6,750	6,630
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009[2]	6,500	6,433
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[2]	22,750	22,082
Drive Auto Receivables Trust, Series 2005-1, Class A-3, MBIA insured, 3.75% 2009	12,693	12,619
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010[2]	4,776	4,738
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010[2]	13,000	12,854
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[2]	4,250	4,182
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[2]	10,000	10,136
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[2]	10,000	9,997
MBNA Credit Card Master Note Trust, Series 2006-1, Class A, 4.90% 2011	7,500	7,480
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	18,500	18,144
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009[2]	745	733
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009[2]	1,855	1,839
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52% 2009[2]	513	508
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010[2]	5,000	4,922
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011[2]	7,934	7,819
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 2012[2]	5,000	4,937
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 2016[2]	3,000	3,022
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	5,000	4,912
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	5,250	5,115
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	9,000	8,976
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009[2]	7,500	7,423
Drivetime Auto Owner Trust, Series 2006-A, Class A-3, XLCA insured, 5.501% 2011[2]	10,000	10,070
Capital One Multi-asset Execution Trust, Series 2005-8, Class A, 4.40% 2011	10,000	9,872
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	6,400	6,413
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[2]	16,279	15,984
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011[2]	3,626	3,584
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[2]	12,000	12,037
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	5,212	5,208
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	1,500	1,466
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 5.554% 2035[1]	7,500	7,515
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	14,050	13,626
Citibank Credit Card Issuance Trust, Class 2000-A3, 6.875% 2009	12,500	12,721
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	12,800	12,262
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036	12,185	12,048
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2014	11,565	11,033
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026	3,576	3,770
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	6,420	6,700
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-3, FGIC insured, 4.16% 2034	10,045	9,955
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010	3,712	3,644
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	6,250	6,234
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	10,000	9,806
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.824% 2034[1]	9,648	9,670
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[2]	5,750	5,698
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[2]	4,000	3,964
AmeriCredit Automobile Receivables Trust, Series 2003-A-M, Class A-4-A, MBIA insured, 3.10% 2009	1,035	1,016
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4, FSA insured, 3.55% 2009	2,443	2,424
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	6,000	6,086
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	8,750	8,792
MBNA Master Credit Card Trust II, Series 2000-D, Class B, 5.76% 2009[1]	5,750	5,766
MBNA Master Credit Card Trust II, Series 2000-E, Class A, 7.80% 2012	2,580	2,817
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB8, Class AF-2, 4.134% 2035	3,823	3,778
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035[1]	4,485	4,357
First Investors Auto Owner Trust, Series 2006-A, Class A-4, MBIA insured, 5.00% 2013[2]	8,000	7,980
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-1, 2.87% 2013	245	244
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-2, 3.79% 2017	6,050	5,904
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-3, 4.75% 2021	1,500	1,434
Irwin Home Equity, Series 2006-1, Class 2-A2, 5.39% 2035[2]	7,500	7,429
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009	7,000	7,083
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-2, AMBAC insured, 4.42% 2035[2]	7,000	6,877
Providian Gateway Master Trust, Series 2004-DA, Class A, 3.35% 2011[2]	7,000	6,859
Advanta Business Card Master Trust, Series 2005-A3, Class A, 4.70% 2011	6,750	6,684
CWABS, Inc., Series 2004-10, Class AF-3, 3.842% 2030	5,706	5,650
CWABS, Inc., Series 2004-10, Class 2-AV-2, 5.674% 2033[1]	768	768
New Century Home Equity Loan Trust, Series 2001-NC2, Class M-1, 6.555% 2031[1]	6,132	6,139
Capital One Master Trust, Series 1998-1, Class A, 6.31% 2011	5,950	6,059
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A-4, 5.644% 2034[1]	5,640	5,647
GS Auto Loan Trust, Series 2006-1, Class A-4, 5.60% 2014	5,250	5,271
J.P. Morgan Mortgage Acquisition Trust, Series 2006-CW2, Class AF-4, 6.08% 2036[1]	5,000	5,036
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 2021[2]	5,000	5,030
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	4,350	4,261
Nordstrom Private Label Credit Card Master Note Trust, Series 2001-1, Class A, 4.82% 2010[2]	4,250	4,249
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1, Class A, MBIA insured, 6.68% 2016[2]	3,865	3,871
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[2]	3,813	3,643
Morgan Stanley ABS Capital I, Inc., Series 2004-OP1, Class A-2B, 5.614% 2034[1]	3,293	3,297
USAA Auto Owner Trust, Series 2004-3, Class A-3, 3.16% 2009	3,246	3,216
Green Tree Financial Corp., Series 1997-6, Class A-6, 6.90% 2029	922	949
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029	2,171	2,249
Chase Credit Card Owner Trust, Series 2003-4, Class B, 5.98% 2016[1]	3,000	3,082
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027	2,565	2,557
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011	2,521	2,465
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 6.03% 2010[1,2]	2,250	2,258
Centex Home Equity Loan Trust, Series 2005-A, Class AF-2, 3.90% 2024	1,727	1,718
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33% 2031[2]	1,552	1,583
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 5.634% 2035[1]	1,487	1,488
SeaWest Securitization, LLC, Series 2002-A, Class A-3, XLCA insured, 3.58% 2008[2]	890	885
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured, 2.84% 2009[2]	509	501
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009	1,200	1,239
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	1,000	1,003
California Infrastructure and Economic Development Bank, Special Purpose Trust, SCE-1,
Series 1997-1, Class A-6, 6.38% 2008	830	830
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2001-A, Class AF-6, 6.537% 2030	812	808
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009	701	699
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 5.99% 2031	694	693
California Infrastructure and Economic Development Bank, Special Purpose Trust, PG&E-1,
Series 1997-1, Class A-7, 6.42% 2008	448	449
Financial Pacific Funding II, LLC, Series 2003-A, Class A, FSA insured, 2.29% 2009[2]	278	277
Banco Nacional de México, SA, Series 1999-A, Class A-1, MBIA insured, 7.50% 2006[2]	199	199
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007[2,6]	1,000	27
NPF VI, Inc., Series 2002-1, Class A, 2.825% 2008[1,2,6]	1,500	22
		532,429

FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS[3]— 9.63%
Fannie Mae 7.00% 2008	65	66
Fannie Mae 7.00% 2009	82	82
Fannie Mae 7.00% 2009	17	17
Fannie Mae 7.50% 2009	129	130
Fannie Mae 7.50% 2009	68	70
Fannie Mae 7.50% 2009	66	67
Fannie Mae 7.50% 2009	15	15
Fannie Mae 8.50% 2009	14	15
Fannie Mae 9.00% 2009	121	124
Fannie Mae 9.00% 2009	114	116
Fannie Mae 9.50% 2009	166	173
Fannie Mae 7.00% 2010	53	54
Fannie Mae 9.50% 2010	3	3
Fannie Mae 7.00% 2011	444	452
Fannie Mae 7.00% 2011	214	218
Fannie Mae 7.00% 2011	27	27
Fannie Mae 7.00% 2012	319	326
Fannie Mae 8.50% 2014	13	13
Fannie Mae 7.00% 2015	1,873	1,932
Fannie Mae 7.00% 2015	500	511
Fannie Mae 7.00% 2015	92	94
Fannie Mae 7.00% 2015	43	44
Fannie Mae 7.50% 2015	932	971
Fannie Mae 7.50% 2015	853	889
Fannie Mae 7.50% 2015	443	462
Fannie Mae 7.50% 2015	408	426
Fannie Mae 7.50% 2015	100	103
Fannie Mae 7.50% 2015	95	100
Fannie Mae 7.50% 2015	71	74
Fannie Mae 9.00% 2015	533	567
Fannie Mae 13.50% 2015	243	281
Fannie Mae 7.00% 2016	1,382	1,411
Fannie Mae 7.00% 2016	561	573
Fannie Mae 7.00% 2016	418	427
Fannie Mae 7.00% 2016	267	273
Fannie Mae 7.00% 2016	211	216
Fannie Mae 7.50% 2016	398	409
Fannie Mae 9.00% 2016	770	828
Fannie Mae 11.50% 2016	307	345
Fannie Mae 7.00% 2017	1,516	1,549
Fannie Mae 7.00% 2017	899	918
Fannie Mae 7.00% 2017	546	557
Fannie Mae 5.00% 2018	1,160	1,140
Fannie Mae 9.00% 2018	23	24
Fannie Mae 10.00% 2018	149	166
Fannie Mae 11.50% 2019	881	988
Fannie Mae 11.00% 2020	232	263
Fannie Mae 11.00% 2020	95	106
Fannie Mae 11.50% 2020	195	218
Fannie Mae 6.00% 2021	1,000	1,013
Fannie Mae 6.00% 2021	520	527
Fannie Mae 10.00% 2021	191	211
Fannie Mae 9.50% 2022	64	70
Fannie Mae 7.00% 2023	96	99
Fannie Mae 7.50% 2023	235	246
Fannie Mae 10.00% 2025	244	271
Fannie Mae 8.50% 2026	73	79
Fannie Mae 9.324% 2026[1]	1,248	1,360
Fannie Mae 9.50% 2026	494	554
Fannie Mae 8.50% 2027	116	125
Fannie Mae 7.50% 2029	221	229
Fannie Mae 7.00% 2031	47	48
Fannie Mae 7.50% 2031	146	151
Fannie Mae 7.50% 2031	121	126
Fannie Mae 3.743% 2033[1]	2,372	2,327
Fannie Mae 3.769% 2033[1]	8,068	7,907
Fannie Mae 4.181% 2033[1]	14,365	14,185
Fannie Mae 5.50% 2034	7,835	7,718
Fannie Mae 4.48% 2035[1]	2,325	2,281
Fannie Mae 5.50% 2036	4,874	4,786
Fannie Mae 5.50% 2036	1,719	1,688
Fannie Mae 6.00% 2036	7,000	7,015
Fannie Mae 6.00% 2036	3,991	3,998
Fannie Mae 6.00% 2036	2,714	2,719
Fannie Mae 6.50% 2036	8,280	8,403
Fannie Mae, Series D, Class 2, 11.00% 2009	119	124
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	14,000	15,071
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	31,365	30,281
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	4,025	4,057
Fannie Mae, Series 88-16, Class B, 9.50% 2018	26	28
Fannie Mae, Series 90-93, Class G, 5.50% 2020	97	97
Fannie Mae, Series 90-21, Class Z, 9.00% 2020	549	592
Fannie Mae, Series 2001-4, Class GA, 10.279% 2025[1]	1,229	1,358
Fannie Mae, Series 2001-4, Class NA, 11.906% 2025[1]	3,266	3,636
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	2,126	2,204
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	1,816	1,887
Fannie Mae, Series 2001-20, Class D, 11.066% 2031[1]	192	214
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	8,161	7,867
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	13,971	10,576
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	30,000	30,485
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	9,736	9,909
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039	951	991
Fannie Mae, Series 2003-W4, Class 1A-3, 3.991% 2040	4,038	4,011
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	1,507	1,549
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	795	822
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	633	654
Government National Mortgage Assn. 8.50% 2007	17	17
Government National Mortgage Assn. 8.50% 2008	45	46
Government National Mortgage Assn. 8.50% 2008	4	4
Government National Mortgage Assn. 9.00% 2008	92	95
Government National Mortgage Assn. 9.50% 2009	524	543
Government National Mortgage Assn. 9.00% 2016	19	21
Government National Mortgage Assn. 8.50% 2017	114	122
Government National Mortgage Assn. 8.50% 2020	25	27
Government National Mortgage Assn. 9.50% 2020	86	95
Government National Mortgage Assn. 9.50% 2020	53	58
Government National Mortgage Assn. 8.50% 2021	259	280
Government National Mortgage Assn. 8.50% 2021	112	121
Government National Mortgage Assn. 8.50% 2021	1	1
Government National Mortgage Assn. 9.00% 2021	97	106
Government National Mortgage Assn. 8.50% 2022	61	65
Government National Mortgage Assn. 8.50% 2022	35	38
Government National Mortgage Assn. 8.50% 2022	19	21
Government National Mortgage Assn. 8.50% 2023	280	301
Government National Mortgage Assn. 4.00% 2035[1]	10,356	10,158
Government National Mortgage Assn. 4.00% 2035[1]	6,266	6,131
Government National Mortgage Assn. 4.00% 2035[1]	5,362	5,246
Government National Mortgage Assn. 4.00% 2035[1]	900	879
Government National Mortgage Assn. 5.50% 2036	20,408	20,175
Government National Mortgage Assn. 5.50% 2036	3,476	3,436
Government National Mortgage Assn. 6.00% 2036	39,750	40,050
Government National Mortgage Assn. 6.50% 2036	30,896	31,542
Government National Mortgage Assn. 6.50% 2036	21,609	22,061
Government National Mortgage Assn., Series 2004-84, Class A, 3.624% 2017	3,446	3,333
Freddie Mac 7.00% 2008	78	79
Freddie Mac 8.00% 2008	10	10
Freddie Mac 8.50% 2008	8	8
Freddie Mac 8.75% 2008	13	13
Freddie Mac 8.50% 2009	56	58
Freddie Mac 8.00% 2010	68	69
Freddie Mac 9.50% 2010	3	3
Freddie Mac 8.00% 2012	120	124
Freddie Mac 9.50% 2013	7	7
Freddie Mac 6.00% 2014	160	161
Freddie Mac 6.00% 2014	85	86
Freddie Mac 4.00% 2015	7,667	7,243
Freddie Mac 7.00% 2015	133	137
Freddie Mac 6.00% 2017	583	590
Freddie Mac 8.00% 2017	312	327
Freddie Mac 8.00% 2017	116	121
Freddie Mac 8.00% 2017	87	91
Freddie Mac 5.00% 2018	1,742	1,711
Freddie Mac 8.50% 2018	16	16
Freddie Mac 10.00% 2018	599	667
Freddie Mac 11.00% 2018	115	127
Freddie Mac 8.50% 2019	90	96
Freddie Mac 10.00% 2019	459	514
Freddie Mac 8.50% 2020	30	32
Freddie Mac 8.50% 2021	44	47
Freddie Mac 10.00% 2021	231	255
Freddie Mac 10.00% 2025	318	350
Freddie Mac 8.50% 2027	30	33
Freddie Mac 9.00% 2030	382	415
Freddie Mac 4.037% 2033[1]	1,681	1,652
Freddie Mac 4.605% 2035[1]	12,579	12,330
Freddie Mac 4.646% 2035[1]	9,003	8,827
Freddie Mac 4.79% 2035[1]	6,587	6,479
Freddie Mac 6.00% 2036	25,660	25,706
Freddie Mac, Series 2310, Class B, 9.927% 2015[1]	106	115
Freddie Mac, Series 2356, Class GD, 6.00% 2016	22,105	22,519
Freddie Mac, Series 2310, Class A, 10.553% 2017[1]	444	479
Freddie Mac, Series 1567, Class A, 4.665% 2023[1]	105	97
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	893	925
Freddie Mac, Series 3061, Class PN, 5.50% 2035	18,906	18,866
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	13,182	9,666
Freddie Mac, Series 3156, Class NG, 6.00% 2036	9,765	9,946
		489,351

COMMERCIAL MORTGAGE-BACKED SECURITIES[3]— 7.85%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1, Class A-2, 6.001% 2033	108	108
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	13,625	13,276
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-1, 3.175% 2037	289	287
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-4, 4.529% 2037	8,500	8,216
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.511% 2037[1]	5,000	5,014
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	11,836	11,464
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-3, 4.545% 2042	5,000	4,825
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	6,750	6,632
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	7,500	7,364
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	7,000	7,247
CS First Boston Mortgage Securities Corp., Series 2003-C5, Class A-2, 3.808% 2036	2,700	2,630
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	1,000	969
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	8,250	8,602
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-1, 4.637% 2037	761	759
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040	13,500	13,316
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	3,644	3,705
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040	6,450	6,660
CS First Boston Mortgage Securities Corp., Series 1999-C1, Class D, 8.067% 2041[1]	1,500	1,615
Bear Stearns Commercial Mortgage Securities Inc., Series 1998-C1, Class A-1, 6.34% 2030	4,646	4,666
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 1.244% 2031[1,2]	78,287	2,254
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class A-1, 5.91% 2031	2,062	2,066
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	5,719	5,576
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035	3,572	3,623
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-4, 4.521% 2041	12,250	11,796
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	4,500	4,368
GE Capital Commercial Mortgage Corp., Series 2000-1, Class A-2, 6.496% 2033	10,000	10,395
GE Capital Commerical Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	10,363	10,113
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-1, 6.25% 2034	823	839
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	18,500	19,261
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[2]	12,000	11,739
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[2]	8,180	8,066
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	2,397	2,493
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041	3,394	3,304
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-3, 4.561% 2041	3,565	3,448
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.401% 2045[1]	10,500	10,473
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033[2]	2,519	2,535
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	2,000	2,094
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	1,161	1,168
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	13,350	13,888
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033	95	95
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	13,000	12,075
Commercial Mortgage Trust, Series 2004-LNB2, Class A-2, 3.60% 2039	6,974	6,732
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A-2, 3.958% 2035	7,600	7,382
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	4,250	4,115
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	7,500	7,392
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[2]	11,350	11,325
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[2]	7,063	7,067
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	3,280	3,307
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	1,750	1,889
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A-2, 4.023% 2026	7,750	7,592
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	1,465	1,498
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	5,125	5,240
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	6,685	6,473
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	4,758	4,862
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class D, 7.03% 2031	4,000	4,155
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033[2]	1,892	1,854
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2]	8,350	8,344
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[2]	1,270	1,273
Merrill Lynch Mortgage Investors, Inc., Series 2005-MCP1, Class A-2, 4.556% 2043	9,790	9,547
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	3,248	3,333
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	5,375	5,690
Government Lease Trust, Series 1999-GSA1, Class A-4, MBIA insured, 6.48% 2011[2]	8,500	8,749
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032	1,485	1,508
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	5,574	5,609
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037	7,000	6,928
DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A-4, 6.90% 2031[1]	3,250	3,360
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	1,750	1,794
GE Commercial Mortgage Corp., Series 2003-C2, Class A-2, 4.17% 2037	3,200	3,128
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045	2,000	2,000
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030	3,003	3,030
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C, 6.746% 2031	2,000	2,066
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.375% 2042[1]	2,000	1,988
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030	158	158
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011[2]	17	17
		398,429

NON-U.S. GOVERNMENT AGENCY BONDS & NOTES — 0.36%
Corporación Andina de Fomento 6.875% 2012	17,000	17,974

MUNICIPALS — 0.11%
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds
(San Diego Unified Port District-South Bay Plant Acquisition), Series 1999, 6.63% 2009[2]	5,069	5,118
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	577	577
		5,695

Total bonds & notes (cost: $4,908,215,000)		4,867,120

Preferred securities — 1.08%	Shares

FINANCIALS — 1.08%
Société Générale 7.85%[1,2]	14,000,000	14,208
Deutsche Bank Capital Funding Trust I, 7.872%[1,2]	11,950,000	12,648
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred[1,2]	11,795,000	12,088
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[1,2]	6,000,000	6,491
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred[1,2]	5,500,000	6,238
ING Capital Funding Trust III 8.439% noncumulative preferred[1]	2,665,000	2,953

Total preferred securities (cost: $58,206,000)		54,626

	Principal amount	Market value
Short-term securities — 3.13%	(000)	(000)

Bank of America Corp. 5.35% due 9/25/2006	$39,700	$39,554
Ranger Funding Co. LLC 5.27% due 10/6/2006[2,5]	6,500	6,466
Concentrate Manufacturing Co. of Ireland 5.21% due 9/1-9/11/2006[2]	34,550	34,516
Variable Funding Capital Corp. 5.26% due 9/22/2006[2]	25,700	25,617
Abbott Laboratories 5.21% due 10/24/2006[2,5]	19,500	19,348
Park Avenue Receivables Co., LLC 5.25% due 9/26/2006[2]	15,800	15,740
General Electric Capital Corp. 5.27% due 9/1/2006	13,000	12,998
Scripps (E.W.) Co. 5.29% due 9/12/2006[2]	4,900	4,891

Total short-term securities (cost: $159,128,000)		159,130

Total investment securities (cost: $5,125,549,000)		5,080,876
Other assets less liabilities		(1,328)

Net assets		$5,079,548

1 Coupon rate may change periodically.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $807,475,000, which represented 15.90% of the net assets of the fund.
3 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4 Index-linked bond whose principal amount moves with a government retail price index.
5This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
6 Scheduled interest and/or principal payment was not received.

MFGEFP-923-1006-S6846

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and
Board of Trustees of
Intermediate Bond Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Intermediate Bond Fund of America (the “Fund”) as of August 31, 2006, and for the year then ended and have issued our report thereon dated October 10, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

Deloitte & Touche, LLP
Costa Mesa, California
October 10, 2006

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: November 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: November 8, 2006

By /s/ Sharon G. Moseley
Sharon G. Moseley, Treasurer and Principal Financial Officer

Date: November 8, 2006